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                                                                    EXHIBIT 99.1

[LOGO] macrovision

                                                                          PAGE 1
                                                         Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 94089

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE
---------------------


                         MACROVISION CORPORATION REPORTS
                          RECORD FIRST QUARTER REVENUES

SANTA CLARA, California (BUSINESS WIRE) -- April 28, 2003 -- Macrovision Corporation (Nasdaq: MVSN) announced today that first quarter 2003 net revenues were a record $28.1 million, compared with $23.7 million in the first quarter of 2002, an increase of 19%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, and impairment losses on investments) were $8.2 million or 10% lower than the $9.2 million recorded in last year's first quarter, due to investments in additional personnel company-wide and lower interest income. Pro forma diluted earnings per share for the quarter were $0.17, or 6% lower than the comparable pro forma earnings per share of $0.18 in the first quarter a year ago.

Net income for the first quarter of 2003 was $6.9 million or 134% higher than the $3.0 million recorded in the first quarter a year ago. Diluted earnings per share for the quarter were $0.14, or 133% higher than the comparable earnings per share of $0.06 in the first quarter a year ago.

Cash and cash equivalents, short-term investments and long-term marketable securities were $229.1 million as of March 31, 2003.

"We are pleased with our first quarter results," said Ian Halifax, CFO at Macrovision. "Our revenues benefited from a strong slate of DVD title releases that utilized our DVD copy protection solution, and increased momentum in our enterprise software business. The first quarter was important to us for a number of reasons, notably surpassing the 100 million units milestone for music CDs protected with our technology, a new release of our FLEXLM(R) electronic license management software, and significant additions to the customer base in both our enterprise and consumer software businesses. We remain comfortable with the 2003 earnings guidance we gave during our January 21, 2003 conference call. Revenues for the second quarter of 2003 are estimated to be in the $26-$28 million range, with pro forma EPS of $0.15-$0.16; for the full year 2003, we anticipate revenues of $107M-$112M, with pro forma EPS of $0.74-$0.76, reflecting the impact of our strong Q1 performance. We estimate GAAP EPS (including amortization of intangibles from acquisitions and deferred stock-based compensation of $0.03 per quarter, but not including any impairment losses or effects of any future acquisitions) to be $0.12-$0.13 for the second quarter of 2003 and $0.62-$0.64 for the full year 2003."

The Company continues to use pro forma reconciliation condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income

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generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment losses on investments, in-process research and development write-off and restructuring charges) are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.

Immediately following the Q1 earnings release, Macrovision will hold an investor conference call on April 28, from 2:00 p.m. to 3:00 p.m. PDT (5:00 p.m. to 6:00 p.m. EDT). Investors and analysts interested in participating in the conference are welcome to call 800-218-9073 (OR INTERNATIONAL +1 303-262-2140) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.COMPANYBOARDROOM.COM (or WWW.STREETEVENTS.COM for subscribers) on April 28, 2003 at 2:00 p.m. PDT (5:00 p.m. EDT). Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's guidance conference call can be accessed until May 5, 2003.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (or international +1 303-590-3000) and enter passcode 535262#. Access to the replay is available through April 29, 2003. The conference call script will be posted on the Company's website approximately 48 hours following the call and will be posted for 30 days.

ABOUT MACROVISION
Macrovision develops and markets digital rights management ("DRM"), copy protection, and electronic license management ("ELM") technologies for the consumer software, enterprise software, home video and music industries. Macrovision holds a total of 134 issued or pending United States patents and 915 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with international offices in London, Frankfurt, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

All statements contained herein, including the quotations attributed to Mr. Halifax, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such


April 28, 2003                      --MORE--                              Page 2

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forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer software or enterprise software, or markets for the technological protection of copyrighted materials contained in such products, to develop or expand, or the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2002, its Quarterly Reports on Form 10-Q, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.


                                      # # #



INVESTOR CONTACT:

Ian Halifax
Macrovision Corporation
+1 (408) 743-8600
ir-info@macrovision.com


April 28, 2003                      --MORE--                              Page 3
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

                         MACROVISION CORPORATION AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS
                                                                 ENDED MARCH 31,
                                                        ---------------------------------
                                                             2003              2002
                                                        ---------------    --------------
Net Revenues                                                  $ 28,052          $ 23,666
Costs and expenses:
    Costs of revenues, including amortization of                 2,338             2,203
        intangibles of $856 and $540 for the three
        months ended March 31, 2003 and 2002,
        respectively
    Research and development                                     3,743             2,537
    Selling and marketing                                        6,404             4,760
    General and administrative                                   4,324             3,048
    Amortization of intangibles from acquisitions                   --               149
       Deferred compensation expense                               768             2,083
     Impairment losses on investments                               --             5,477
                                                        ---------------    --------------

       Total costs and expenses                                 17,577            20,257
                                                        ---------------    --------------

Income before interest and income taxes                         10,475             3,409
Interest and other income, net                                   1,100             2,101
                                                        ---------------    --------------

Income before income taxes                                      11,575             5,510
Income taxes                                                     4,630             2,536
                                                        ---------------    --------------

Net income                                                    $  6,945          $  2,974
                                                        ===============    ==============

Diluted earnings per share                                    $   0.14          $   0.06
                                                        ===============    ==============

Shares used in computing diluted earnings per share             48,722            51,545
                                                        ===============    ==============


                         MACROVISION CORPORATION AND SUBSIDIARIES
  PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1)
                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS
                                                                ENDED MARCH 31,
                                                        ---------------------------------
                                                             2003              2002
                                                        ---------------    --------------

Net income                                                     $ 6,945           $ 2,974
Add:
    Amortization of intangibles from acquisitions
       (net of taxes)                                              535               459
    Deferred compensation expense                                  768             2,083
    Impairment losses on investments (net of taxes)                 --             3,647
                                                        ---------------    --------------

Pro forma net income                                           $ 8,248           $ 9,163
                                                        ===============    ==============

Diluted earnings per share reconciliation:
    Net income                                                 $  0.14           $  0.06
    Add:
         Amortization of intangibles from acquisitions            0.01              0.01
         Deferred compensation expense relating to                0.02              0.04
           Globetrotter
         Impairment losses on investments                           --              0.07
                                                        ---------------    --------------
                                                        ---------------    --------------

    Pro forma diluted earnings per share                       $  0.17           $  0.18
                                                        ===============    ==============

Shares used in computing diluted earnings per share             48,722            51,545
                                                        ===============    ==============

NOTES: (1)
Pro forma results for the quarter ended March 31, 2003 and 2002 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, deferred compensation expense and impairment losses on investments. These costs were $1,303 for the three month period ended March 31, 2003, net of taxes when applicable, using the Company's pro-forma effective rate. The format presented above is not in accordance with Generally Accepted Accounting Principles.

April 28, 2003                      --MORE--                              Page 4

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

                                   MACROVISION CORPORATION AND SUBSIDIARIES
                               CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                                (IN THOUSANDS)


                                                                     MARCH 31,               DECEMBER 31,
                                                                       2003                      2002
                                                               ----------------------    ---------------------
ASSETS
    Cash and cash equivalents                                          $     73,625             $     98,691
    Short-term investments                                                   67,175                   72,989
    Accounts receivable, net                                                 24,538                   28,237
    Prepaid expenses and other assets                                        19,099                   19,304
                                                               ----------------------    ---------------------

       Total Current Assets                                                 184,437                  219,221

    Property and equipment, net                                               6,091                    6,106
    Patents and other intangibles, net                                        4,652                    4,593
    Long-term marketable investment securities                               88,261                   38,696
    Goodwill                                                                 24,581                   24,673
    Other intangibles from acquisitions, net                                 10,455                   11,368
    Other assets                                                             19,606                   20,009
                                                               ----------------------    ---------------------

       TOTAL ASSETS                                                    $    338,083             $    324,666
                                                               ======================    =====================

LIABILITIES
    Accounts payable                                                   $      3,850             $      3,269
    Accrued expenses                                                         17,450                   15,523
    Deferred revenue                                                          9,964                    8,567
                                                               ----------------------    ---------------------

       Total Current Liabilities                                             31,264                   27,359

    Notes payable                                                                17                       17
    Other liabilities                                                           699                      431
                                                               ----------------------    ---------------------

       TOTAL LIABILITIES                                                     31,980                   27,807

STOCKHOLDERS' EQUITY                                                        306,103                  296,859
                                                               ----------------------    ---------------------

TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                                                   $    338,083             $    324,666
                                                               ======================    =====================

April 28, 2003                      --END--                               Page 5